UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2006

UNITED FUEL & ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-68008	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

405 N. Marienfeld, 3rd Floor, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8049
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A, Amendment No. 1, dated June 15, 2006 relates to the transaction which was closed effective as of April 1, 2006 pursuant to which our indirectly wholly-owned subsidiary, Eddins-Walcher Company, a Texas corporation, completed the acquisition of substantially all of the assets used in Queen Oil and Gas Company’s gasoline, diesel, propane and lubricant business. As permitted, the original Form 8-K omitted certain financial statements of Queen Oil and Gas Company required by Form 8-K. This amendment is filed to provide the required financial statements of Queen Oil and Gas Company and the required Pro Forma Financial Statements. This Form 8-K/A, Amendment No. 1, should be read in conjunction with the Form 8-K we filed on April 3, 2006, the Form 8-K we filed on March 5, 2006 and the Form 8-K we filed on February 3, 2006 which provide a more complete description of the acquisition of the assets.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Audited Financial Statements of Queen Oil and Gas Company.

Report of Independent Certified Public Accountants
Balance Sheets as of December 31, 2005 and December 31, 2004
Statements of income for the years ended December 31, 2005, December 31, 2004 and December 31, 2003
Statements of Stockholders’ Equity for the years ended December 31, 2005, December 31, 2004 and December 31, 2003
Statements of Cash Flows for the years ended December 31, 2005, December 31, 2004 and December 31, 2003
Notes to Financial Statements

Unaudited Financial Statements of Queen Oil and Gas Company.

Balance Sheet as of March 31, 2006
Statements of Income for the three-month periods ended March 31, 2006 and March 31, 2005
Statements of Cash Flows for the three-month periods ended March 31, 2006 and March 31, 2005
Notes to Financial Statements

(b)	Pro Forma Financial Information

Pro Forma Condensed Balance Sheet as of March 31, 2006 (Unaudited)
Pro Forma Condensed Statement of Income for the year ended December 31, 2005 (Unaudited)
Pro Forma Condensed Statement of Income for the three months ended March 31, 2006 (Unaudited)
Notes to Pro Forma Unaudited Condensed Balance Sheet and Statements of Income

(c)	Not applicable

(d)	Exhibits.

None.

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS

QUEEN OIL and GAS COMPANY

DECEMBER 31, 2005 and 2004

JOHNSON, MILLER & CO. Certified Public Accountants A Professional Corporation An Independent Member Of BDO Seidman Alliance	Odessa, Texas Midland, Texas Hobbs, New Mexico

Report of Independent Certified Public Accountants

To the Board of Directors
Queen Oil and Gas Company
Carlsbad, New Mexico

We have audited the accompanying balance sheets of Queen Oil and Gas Company (the “Company”) as of December 31, 2005 and 2004, and the related statements of income, stockholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Queen Oil and Gas Company at December 31, 2005 and 2004, and the results of its operations and cash flows for each of the years in the three year period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Odessa, Texas
June 9, 2006

2626 JBS Parkway, Suite A-200 • Odessa, Texas 79761 • (432) 362-3800 • Fax (432) 362-4476
audit@jmaudit.com

FINANCIAL STATEMENTS

Queen Oil and Gas Company

BALANCE SHEETS

	December 31,
ASSETS	2005	2004
CURRENT ASSETS
Cash and cash equivalents	$354,694	$140,919
Accounts receivable, net of allowance for doubtful accounts of $125,000
and $96,000 at December 31, 2005 and 2004, respectively	4,556,758	2,965,898
Inventories	980,111	934,436
Prepaid expenses	121,440	130,018
Total current assets	6,013,003	4,171,271

PROPERTY, PLANT AND EQUIPMENT, net	2,938,848	3,101,307

OTHER ASSETS
Note receivable from related party	78,151	74,411
Liquor licenses	127,718	127,718
Other	41,667	41,667
Total other assets	247,536	243,796

	$9,199,387	$7,516,374

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,847,101	$1,805,987
Accrued expenses	15,795	14,099
Revolving line of credit	627,997	94,540
Current maturities of long-term debt	327,787	319,071
Total current liabilities	2,818,680	2,233,697

OTHER LIABILITIES
Long-term debt, less current maturities	1,701,715	1,851,930
Total liabilities	4,520,395	4,085,627

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock - $10 par value, 15,000 shares authorized, 4,226 shares
issued and outstanding	42,260	42,260
Retained earnings	4,636,732	3,388,487
Total stockholders' equity	4,678,992	3,430,747

	$9,199,387	$7,516,374

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF INCOME

	Years Ended December 31,
	2005	2004	2003
Revenues
Sales	$46,761,826	$32,783,772	$26,173,730
Other	109,052	98,663	88,361
Total revenues	46,870,878	32,882,435	26,262,091

Cost of Sales	42,239,824	29,413,842	23,006,465

Gross Profit	4,631,054	3,468,593	3,255,626

Expenses
Operating, general and administrative	2,866,251	2,857,416	2,724,844
Depreciation	438,047	393,333	396,427
Total expenses	3,304,298	3,250,749	3,121,271

Operating Income	1,326,756	217,844	134,355

Other income (expense)
Interest expense	(179,912)	(110,450)	(113,005)
Interest income	69,955	60,947	76,446
Other income (expense), net	31,446	(9,042)	9,341
Total other income (expense)	(78,511)	(58,545)	(27,218)

Net Income	$1,248,245	$159,299	$107,137

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF STOCKHOLDERS' EQUITY

			Total
	Common	Retained	Stockholders'
	Stock	Earnings	Equity

Balance at December 31, 2002	$42,260	$3,138,001	$3,180,261
Net income	—	107,137	107,137
Dividends on common stock	—	(15,950)	(15,950)

Balance at December 31, 2003	42,260	3,229,188	3,271,448
Net income	—	159,299	159,299

Balance at December 31, 2004	42,260	3,388,487	3,430,747
Net income	—	1,248,245	1,248,245

Balance at December 31, 2005	$42,260	$4,636,732	$4,678,992

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003
Increase (Decrease) in Cash and Cash Equivalents
Cash flows from operating activities:
Net income	$1,248,245	$159,299	$107,137
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	438,047	393,333	396,427
Loss (gain) on disposal of assets	(28,100)	9,042	(9,341)
Changes in operating assets and liabilities:
Decrease (increase) in:
Accounts receivable	(1,590,860)	(508,649)	(350,816)
Inventories	(45,675)	(13,918)	39,454
Prepaid expenses	8,578	(15,659)	(15,927)
Other assets	(3,740)	(150)	—
Increase (decrease) in:
Accounts payable	41,114	446,531	263,727
Accrued expenses	1,696	(33,959)	5,115
Net cash provided by operating activities	69,305	435,870	435,776

Cash flows from investing activities:
Proceeds from sale of assets	32,500	57,518	13,341
Capital expenditures	(100,728)	(418,059)	(123,304)
Collections on notes receivable	—	20,361	67,889
Net cash used in investing activities	(68,228)	(340,180)	(42,074)

Cash flows from financing activities:
Borrowings on revolving credit facility	533,457	94,540	—
Repayments of long-term debt	(320,759)	(284,348)	(392,777)
Dividends	—	—	(15,950)
Net cash provided by financing activites	212,698	(189,808)	(408,727)

Net increase (decrease) in cash and cash equivalents	213,775	(94,118)	(15,025)

Cash and cash equivalents at beginning of year	140,919	235,037	250,062

Cash and cash equivalents at end of period	$354,694	$140,919	$235,037

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF CASH FLOWS (CONTINUED)

	Years Ended December 31,
	2005	2004	2003

Cash paid during period for interest	$179,166	$109,413	$113,949

Non-cash investing and financing activities
Property, plant and equipment acquired through
debt financing	$179,260	$275,739	$39,620

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS

NOTE A - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General:

Queen Oil and Gas Company (Company) markets refined petroleum products which include gasoline, diesel, oils, greases, and other lubricants. Products are sold, including credit sales, through bulk plants and unattended self-serve stations (card locks) located in southeastern New Mexico.

The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP).

Cash Equivalents:

For purposes of the statement of cash flows, the Company considers demand deposits, money market accounts and certificates of deposit purchased with an original maturity date of three months or less to be cash equivalents.

Revenue Recognition:

Sales are recorded by the Company upon shipment of products to customers and upon sale of products at Company locations.

Allowance for Doubtful Accounts:

The allowance for doubtful accounts is maintained at a level which, in management’s judgment based upon past experience in industry, is adequate to absorb credit losses. The amount of the allowance is based upon management’s continuous evaluation of the collectibility of receivables.

Inventories:

Inventories are carried at the lower of cost or market. Inventories consist primarily of fuels and lubricants held for resale. Fuel cost is determined by the last-in, first-out (LIFO) method. Other inventory cost is determined by the first-in, first-out (FIFO) method.

Property, Plant and Equipment:

Property, plant and equipment are carried at cost. When assets are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts with the resulting gains or losses, if any, reflected in the results of operations. The cost of maintenance and repairs is charged to expense as incurred; whereas significant renewals and betterments are capitalized.

Depreciation of property, plant and equipment is provided using the straight line basis computed over the following estimated useful lives:

Life
Buildings and improvements	15 - 32 years
Automotive equipment	3 - 9 years
Other equipment	5 - 15 years

Queen Oil and Gas Company

NOTES FINANCIAL STATEMENTS (CONTINUED)

Impairment of Long-Lived Assets:

The Company follows the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Consequently, the Company reviews its long-lived assets to be held and used whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows, on a depreciable unit basis, is less than the carrying amount of such assets. In this circumstance, the Company recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Company accounts for long-lived assets to be disposed of at the lower of their carrying amount or fair value less cost to sell once management has committed to a plan to dispose of the assets.

Liquor Licenses:

Liquor licenses are carried at cost. An impairment loss would be recognized if the carrying value of the licenses exceeded the fair value of the licenses.

Advertising:

The Company charges all costs of advertising to expense as incurred.

Income Taxes:

The Company is taxed as an S Corporation under the Internal Revenue Code and applicable state statutes. Under an S Corporation election, the income of the Corporation flows through to the stockholders to be taxed at the individual level rather than the corporate level. Accordingly, the Corporation will have no tax liability (with limited exceptions) as long as the S Corporation election is in effect.

Environmental Costs:

The Company is subject to federal, state and local environmental laws and regulations. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Ongoing environmental compliance costs, including maintenance and monitoring costs, are expensed as incurred.

Liabilities for expenditures of a non-capital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated.

Use of Estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial Instruments:
Management believes the carrying value of the Company’s cash and cash equivalents, receivables, inventories, accounts payable and notes payable approximate fair value due to the short maturity of the instruments. Management believes the carrying value of the Company’s long-term debt approximates fair value because the related borrowing rate approximates the rate the Company would pay for new debt with similar terms.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Recently Issued Accounting Pronouncements:
In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 151, Inventory Costs. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, the Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with early application encouraged.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29. SFAS No. 153 amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Statement indicates that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary exchanges occurring in periods beginning after June 15, 2005.

In December 2004, the FASB issued SFAS No. 123(R) “Share-Based Payment,” an amendment to SFAS No. 123 which supersedes SFAS No. 148 “Accounting for Stock-Based Compensation — Transition and Disclosure.” SFAS 123(R) establishes standards for transactions in which an entity exchanges its equity instruments for goods or services. This standard requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB 25. SFAS No. 123(R) also requires a public entity to present its cash flows provided by tax benefits from stock options exercised in the Financing Cash Flows section of the Statement of Cash Flows. In April 2005, the SEC issued Staff Accounting Bulletin 107 (“SAB 107”) which provides guidance on SFAS No. 123 (R). SAB 107 permits registrants to choose an appropriate valuation technique or model to estimate the fair value of share options, assuming consistent application, and provide guidance for the development of assumptions used in the valuation process. Additionally, SAB 107 discusses additional disclosures to be made in registrants’ periodic reports. Public companies will be required to implement SFAS 123(R) in the next fiscal year which begins after December 15, 2005.

The Emerging Issues Task Force (“EITF”) of the FASB is currently considering Issue No. 04-13 (“Issue”), “Accounting for Purchases and Sales of Inventory with the Same Counterparty.” This Issue addresses accounting matters that arise when one company both sells inventory to and buys inventory from another company in the same line of business - specifically, when it is appropriate to measure purchases and sales of inventory at fair value and record them in cost of sales and revenues and when they should be recorded as an exchange measured at the book value of the item sold.

In March 2005, the FASB issued FASB Interpretation No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations.” FIN 47 clarifies the definition and treatment of conditional asset retirement obligations as discussed in SFAS Statement No. 143 “Accounting for Asset Retirement Obligations.” A conditional asset retirement obligation is defined as an asset retirement activity in which the timing and/or method of settlement are dependent on future events that may be outside the control of the Company. FIN 47 states that a Company must record a liability when incurred for conditional asset retirement obligations if the fair value of the obligation is reasonably estimable. FIN 47 is intended to provide more information about long-lived assets, more information about future cash outflows for these obligations and more consistent recognition of these liabilities. FIN 47 is effective for fiscal years ending after December 15, 2005. The Company does not believe that its financial position, results of operations or cash flows will be impacted by FIN 47.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On May 30, 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements.” SFAS No. 154 eliminates the requirement in APB Opinion No. 20 to include the cumulative effect of changes in accounting principle in the income statement in the period of change. Instead, to enhance the comparability of prior period financial statements, SFAS No. 154 requires that changes in accounting principle be retrospectively applied. Under retrospective application, the new accounting principle is applied as of the beginning of the first period presented as if that principle had always been used.

The cumulative effect of the change is reflected in the carrying value of assets and liabilities as of the first period presented, and the offsetting adjustments are recorded to beginning retained earnings. Each period presented is adjusted to reflect the period-specific effects of applying the change. SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by any accounting pronouncement that does not include specific transition provisions. Under SFAS No. 54, a change in reporting entity is also retrospectively applied as of the beginning of the first period presented. A change in accounting estimate continues to be accounted for in the period of change and future periods. A change in accounting estimate that is effected by a change in accounting principle (e.g., a change in the method of depreciation) will be accounted for as a change in estimate. A correction of an error continues to be reported by restating prior period financial statements as of the beginning of the first period presented. SFAS No. 154 also carries forward the provisions of SFAS No. 3, which govern reporting accounting changes in interim financial statements. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

Management does not believe these new standards will have a material impact on its financial statements.

NOTE B - CONCENTRATION OF CREDIT RISK

Accounts receivable potentially subject the Company to concentrations of credit risk. The risk is limited due to the large number of customers comprising the customer base and their dispersion across agricultural, oilfield, and general commercial industries. At year end, the Company had no significant concentrations of credit risk apart from customer operations occurring primarily in the geographical region of southeastern New Mexico.

The Company maintains its cash balance at one financial institution located in New Mexico, which at times may exceed federally insured limits. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

NOTE C - INVENTORY

The carrying value of inventory by valuation method is as follows:

	December 31,
	2005	2004
Last-in, first out method	$172,416	$202,987
First-in, first out method	807,695	731,449

	$980,111	$934,436

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE D - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized by major classifications as follows:

	December 31,
	2005	2004
Land	$576,400	$580,800
Buildings and improvements	1,923,538	1,919,396
Equipment	4,007,097	3,902,361
Automotive equipment	1,210,429	1,143,691
	7,717,464	7,546,248
Less accumulated depreciation	4,778,616	4,444,941

Net property, plant and equipment	$2,938,848	$3,101,307

NOTE E - DEBT

Short and long-term debt consists of the following:

	December 31,
	2005	2004

Short-term debt - Revolving line of credit	$627,997	$94,540

Long-term debt
Term loan payable to a bank, due November 15, 2019	$1,565,715	$1,725,988
Equipment notes payable	463,787	435,506
Note payable to shareholder	—	9,507
	2,029,502	2,171,001
Less current maturities	327,787	319,071

	$1,701,715	$1,851,930

The revolving line of credit payable to a bank has a maximum borrowing limit of $1,750,000 and matures August, 17, 2006. Interest is payable monthly at bank prime (7.25% at December 31, 2005). The line of credit is secured by accounts receivable.

The term loan payable to a bank matures November 15, 2019 and is payable in monthly principal and interest installments of $20,033. Interest is charged at bank prime plus 0.5% (7.75% at December 31, 2005). The term loan is secured by all of the Company’s property and equipment, liquor licenses and is personally guaranteed by the corporate shareholders.

The equipment notes are payable in monthly installments of $17,127 including interest at varying rates up to a ceiling of 9.8%. The notes mature through February 2009 and are secured by equipment.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Aggregate maturities of long-term debt, for the years subsequent to December 31, 2005, are as follows:

2006	$327,787
2007	307,016
2008	289,901
2009	235,456
2010	198,114
Thereafter	671,228

Total long-term debt	$2,029,502

NOTE F - EMPLOYEE BENEFIT PLAN

The Company has a defined contribution 401(k) plan covering employees. The Plan allows employees to defer up to 15% of their income on a pre-tax basis through contributions to the Plan. The Company matches 50% of the first 5% of wages contributed by participants. Employees are immediately vested 100% in the Company’s contributions. The Company made matching contributions of $10,700, $10,115 and $8,516 in 2005, 2004 and 2003, respectively.

NOTE G - COMMITMENTS AND CONTINGENCIES

The Company is a co-borrower with respect to certain loans made to related entities. The balances of these loans at December 31, 2005 and 2004 were $1,129,493 and $1,245,952, respectively. The related entities have agreed to service all of this debt from their own funds and hold the company harmless from this liability. The loans are secured by the real estate and personal property of the related entities. Subsequent to December 31, 2005, these loans were paid in full by the related entities.

Environmental remediation-related expenses are a regular cost of operating the Company's business. However, at December 31, 2005, the Company is not involved in any ongoing remediation efforts. Management addresses potential environmental remediation-related expenses through participation in State cleanup fund programs and environmental liability insurance carried by the Company.

NOTE H - ADVERTISING

Advertising expense was $25,731, $32,284 and $34,138 for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTE I - TRANSACTIONS WITH RELATED PARTIES

The Company enters into a variety of transactions with a group of convenience stores (Stores) owned by a minority shareholder. During the years ended December 31, 2005, 2004 and 2003, transactions with the Stores are summarized as follows:

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Years Ended December 31,
	2005	2004	2003

Sales of fuel and other products	7,867,000	5,948,100	5,178,000
Liquor license lease income	30,800	30,800	30,800
Rental income	27,600	24,316	13,200
Reimbursement of insurance and retirement benefits	101,766	143,164	140,271

The Company owed the Stores $75,332 and $136,205 at December 31, 2005 and 2004, respectively, as a result of effective prepayments for products.

The Company owns two New Mexico liquor licenses which it leases to the Stores. The liquor licenses are carried at a cost of $127,718 in the Company’s balance sheet and are leased to the Stores for $30,800 per year.

The Company has receivables from shareholders and entities owned by its shareholders. These receivables are classified as non-current notes receivable in the Company’s balance sheet. Balances due at December 31, 2005 and 2004 were $78,151 and $74,410 respectively.

The Company borrowed funds from one of its shareholders in prior years. The balance of $9,508 at December 31, 2004 was repaid in 2005.

NOTE J - MAJOR SUPPLIERS

For the years ended December 31, 2005, 2004 and 2003, one major supplier furnished approximately $13,630,000 (34%), $15,079,000 (55%) and $10,713,000 (51%) of the Company’s fuel and lubricants. Management believes that, in the unlikely event that it lost any of its major suppliers, additional suppliers could be obtained without significant disruption to its normal operations.

NOTE K - SUBSEQUENT EVENTS

Sale of Refined Petroleum Products Distribution Assets

Effective April 1, 2006, the Company sold the majority of its assets, including real estate, equipment, accounts receivable and inventory for approximately $11,675,000.

FINANCIAL STATEMENTS

QUEEN OIL and GAS COMPANY

MARCH 31, 2006

UNAUDITED

TABLE OF CONTENTS

Page

FINANCIAL STATEMENTS

BALANCE SHEETS	16

STATEMENTS OF INCOME	17

STATEMENTS OF CASH FLOWS	18

NOTES TO FINANCIAL STATEMENTS	20

Queen Oil and Gas Company

BALANCE SHEETS

	March 31,	December 31,
ASSETS	2006	2005
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$2,421,638	$354,694
Accounts receivable, net of allowance for doubtful accounts of $97,170
at March 31, 2006 and $125,000 at December 31, 2005	4,712,562	4,556,758
Inventories	1,021,736	980,111
Prepaid expenses	181,671	121,440
Total current assets	8,337,607	6,013,003

PROPERTY, PLANT AND EQUIPMENT, net	2,870,743	2,938,848

OTHER ASSETS
Note receivable from related party	78,151	78,151
Note receivable - other	21,705	—
Liquor licenses	127,718	127,718
Other	41,667	41,667
Total other assets	269,241	247,536

	$11,477,591	$9,199,387

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,934,749	$1,847,101
Accrued expenses	10,674	15,795
Revolving line of credit	1,389	627,997
Current maturities of long-term debt	159,307	327,787
Deposit of advance partial proceeds for subsequent sale	3,839,239	—
Total current liabilities	5,945,358	2,818,680

OTHER LIABILITIES
Long-term debt, less current maturities	1,382,094	1,701,715
Total liabilities	7,327,452	4,520,395

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock - $10 par value, 15,000 shares authorized, 4,226 shares
issued and outstanding	42,260	42,260
Retained earnings	4,107,879	4,636,732
Total stockholders' equity	4,150,139	4,678,992

	$11,477,591	$9,199,387

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended March 31,
	2006	2005
Revenues
Sales	$11,477,378	$9,795,209
Other	17,735	14,408
Total revenues	11,495,113	9,809,617

Cost of Sales	10,317,316	8,921,757

Gross Profit	1,177,797	887,860

Expenses
Operating, general and administrative	670,794	683,586
Depreciation	110,698	94,156
Total expenses	781,492	777,742

Operating Income	396,305	110,118

Other income (expense)
Interest expense	(54,994)	(35,475)
Interest income	17,816	15,127
Other income (expense), net	12,020	3,763
Total other income (expense)	(25,158)	(16,585)

Net Income	$371,147	$93,533

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31,
	2006	2005
Increase (Decrease) in Cash and Cash Equivalents
Cash flows from operating activities:
Net income	$371,147	$93,533
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	110,698	94,156
Loss (gain) on disposal of assets	(11,200)	(1,500)
Changes in operating assets and liabilities:
Decrease (increase) in:
Accounts receivable	(177,509)	(835,847)
Inventories	(41,625)	22,490
Prepaid expenses	(60,231)	(21,912)
Increase (decrease) in:
Accounts payable	87,648	282,228
Accrued expenses	(5,121)	15,756
Net cash provided by (used in) operating activities	273,807	(351,096)

Cash flows from investing activities:
Deposit of advance partial proceeds for subsequent sale	3,839,239	—
Proceeds from sale of assets	11,200	1,500
Capital expenditures	(42,593)	(69,083)
Net cash provided by (used in) investing activities	3,807,846	(67,583)

Cash flows from financing activities:
Borrowings on revolving credit facility	—	406,254
Repayments on revolving credit facility	(626,608)	—
Repayments of long-term debt	(488,101)	(63,034)
Dividends	(900,000)	—
Net cash (used in) provided by financing activites	(2,014,709)	343,220

Net increase (decrease) in cash and cash equivalents	2,066,944	(75,459)

Cash and cash equivalents at beginning of year	354,694	140,919

Cash and cash equivalents at end of period	$2,421,638	$65,460

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

STATEMENTS OF CASH FLOWS (CONTINUED)

(Unaudited)

	Three Months Ended March 31,
	2006	2005

Cash paid during period for interest	$60,963	$40,698

Non-cash investing and financing activities
Account receivable converted to a note receivable	$21,705	$—

The accompanying notes are an integral part of these financial statements.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE A - BASIS OF PRESENTATION

Queen Oil and Gas Company (Company) markets refined petroleum products which include gasoline, diesel, oils, greases, and other lubricants. Products are sold, including credit sales, through bulk plants and unattended self-serve stations (card locks) located in southeastern New Mexico.

The financial information included herein, except the balance sheet as of December 31, 2005, is unaudited. The interim financial statement information includes all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for a fair statement of the results of operations and financial condition for the interim periods. The results of operations for the interim periods are not necessarily indicative of the results to be expected for an entire year.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in these interim financial statements. Accordingly, these interim financial statements should be read in conjunction with the audited financial statements as of December 31, 2005.

NOTE B - CONCENTRATION OF CREDIT RISK

Accounts receivable potentially subject the Company to concentrations of credit risk. The risk is limited due to the large number of customers comprising the customer base and their dispersion across agricultural, oilfield, and general commercial industries. At year end, the Company had no significant concentrations of credit risk apart from customer operations occurring primarily in the geographical region of southeastern New Mexico.

The Company maintains its cash balance at one financial institution located in New Mexico, which at times may exceed federally insured limits. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

NOTE C - INVENTORY

The carrying value of inventory by valuation method is as follows:

	March 31,	December 31,
	2006	2005

Last-in, first out method	$214,504	$172,416
First-in, first out method	807,232	807,695

	$1,021,736	$980,111

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE D - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized by major classifications as follows:

	March 31,	December 31,
	2006	2005
Land	$576,400	$576,400
Buildings and improvements	1,923,538	1,923,538
Equipment	4,021,011	4,007,097
Automotive equipment	1,227,811	1,210,429
	7,748,760	7,717,464
Less accumulated depreciation	4,878,017	4,778,616

Net property, plant and equipment	$2,870,743	$2,938,848

NOTE E - DEBT

Short and long-term debt consists of the following:

	March 31,	December 31,
	2006	2005

Short-term debt - Revolving line of credit	$1,389	$627,997

Long-term debt
Term loan payable to a bank, due November 15, 2019	1,541,401	1,565,715
Equipment notes payable	—	463,787
	1,541,401	2,029,502
Less current maturities	159,307	327,787

	$1,382,094	$1,701,715

The revolving line of credit payable to a bank has a maximum borrowing limit of $1,750,000 and matures August, 17, 2006. Interest is payable monthly at bank prime (7.75% at March 31, 2006). The line of credit is secured by accounts receivable.

The term loan payable to a bank matures November 15, 2019 and is payable in monthly principal and interest installments of $20,033. Interest is charged at bank prime plus 0.5% (8.25% at March 31, 2006). The term loan is secured by all of the Company’s property and equipment, liquor licenses and is personally guaranteed by the corporate shareholders.

The equipment notes were payable in monthly installments of $17,127 including interest at varying rates up to a ceiling of 9.8%. The notes have maturity dates through February 2009 but were paid in full prior to March 31, 2006.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Aggregate maturities of long-term debt, for the years subsequent to March 31, 2006, are as follows:

2007	$159,307
2008	167,671
2009	176,474
2010	185,738
2011	195,490
Thereafter	656,721

Total long-term debt	$1,541,401

NOTE F - COMMITMENTS AND CONTINGENCIES

The Company is a co-borrower with respect to certain loans made to related entities. The balances of these loans at March 31, 2006 and December 31, 2005 were $1,099,144 and $1,129,493, respectively. The related entities have agreed to service all of this debt from their own funds and hold the company harmless from this liability. The loans are secured by the real estate and personal property of the related entities. Subsequent to March 31, 2006, these loans were paid in full by the related entities.

Environmental remediation-related expenses are a regular cost of operating the Company's business. However, at March 31, 2006, the Company is not involved in any ongoing remediation efforts. Management addresses potential environmental remediation-related expenses through participation in State cleanup fund programs and environmental liability insurance carried by the Company.

NOTE G - DIVIDENDS

The Company paid dividends to shareholders of $900,000 in March 2006.

NOTE H - TRANSACTIONS WITH RELATED PARTIES

The Company enters into a variety of transactions with a group of convenience stores (Stores) owned by a minority shareholder. During the three months ended March 31, 2006 and 2005, transactions with the Stores are summarized as follows:

	Three Months Ended March 31,
	2006	2005

Sales of fuel and other products	1,851,911	1,597,335
Liquor license lease income	7,700	7,700
Rental income	6,900	6,900
Reimbursement of insurance and retirement benefits	11,479	11,629

The Company had a receivable from the Stores of $284,540 at March 31, 2006 from sales of products and a payable $75,332 at December 31, 2005 as a result of effective prepayments for products.

The Company owns two New Mexico liquor licenses which it leases to the Stores. The liquor licenses are carried at a cost of $127,718 in the Company’s balance sheet and are leased to the Stores for $30,800 per year.

Queen Oil and Gas Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company has receivables from shareholders and entities owned by its shareholders. These receivables are classified as non-current notes receivable in the Company’s balance sheet. The balance due at both March 31, 2006 and December 31, 2005 was $78,151.

NOTE I - SUBSEQUENT EVENTS

Sale of Refined Petroleum Products Distribution Assets

Effective April 1, 2006, the Company sold the majority of its assets, including real estate, equipment, accounts receivable and inventory for approximately $11,675,000. Advance proceeds of $3,839,239 were received prior to March 31, 2006 and are included in current liabilities at March 31, 2006.

PRO FORMA UNAUDITED CONDENSED BALANCE SHEET AND STATEMENTS OF INCOME OF

UNITED FUEL & ENERGY CORPORATION

DESCRIPTION:
The unaudited pro forma condensed balance sheet as of March 31, 2006 and pro forma condensed statements of income of United Fuel & Energy Corporation ("United Fuel") for the year ended December 31, 2005 and the three month period ended March 31, 2006 have been prepared to give effect to the acquisition of substantially all of the assets of Queen Oil and Gas Company ("Queen Oil"). The acquired assets included accounts receivable, inventory and property, plant and equipment. The acquisition was effective April 1, 2006.

The pro forma condensed statements of income include the complete operations of Queen Oil with pro forma adjustments to eliminate non-continuing operations. In addition, pro forma adjustments are presented to reflect depreciation based upon the allocated purchase price of the assets, eliminate Queen Oil interest expense, to reflect income tax expense on reported Queen Oil income not originally recorded because of its Subchapter S status and to reflect income taxes on the pro forma adjustments.

The pro forma condensed balance sheet has been prepared to give effect to the acquisition as if such transaction had taken place on March 31, 2006, and as if such transaction had taken place on January 1, 2005 for purposes of the pro forma condensed statements of income.

PRO FORMA STATEMENTS:
Pro Forma Condensed Balance Sheet as of March 31, 2006 - Unaudited

Pro Forma Condensed Statement of Income for the three months ended March 31, 2006 - Unaudited.

Pro Forma Condensed Statement of Income for the year ended December 31, 2005 - Unaudited.

Notes to Pro Forma Unaudited Condensed Balance Sheet and Statements of Income.

United Fuel & Energy Corporation
PRO FORMA CONDENSED BALANCE SHEET - UNAUDITED
March 31, 2006
(In thousands)

	United	Queen	Pro Forma Adjustments
	Fuel	Oil	(1)	Other		Pro Forma
Current Assets
Cash	$2,705	$2,422	$(2,422)			$2,705
Accounts receivable, net of allowance
doubtful accounts	43,481	4,712	(4,712)	4,218	(2)	47,699
Other receivables	525					525
Income tax refund receivable	236					236
Inventories, net of allowance for slow
moving inventory	8,393	1,022	(1,022)	1,167	(2)	9,560
Prepaid expense	738	182	(182)	64	(2)	802
Deferred taxes	496					496
Total current assets	56,574	8,338	(8,338)	5,449		62,023

Net Property, Plant and Equipment	14,945	2,871	(2,871)	6,392	(2)	21,337

Other Assets
Cash value of officers' life insurance	2,702					2,702
Goodwill	1,976					1,976
Debt issuance costs,net	867					867
Related party receivables	23	78	(78)			23
Liquor licenses		128	(128)			—
Other	6,330	63	(63)	(6,330)	(2)	—
Total othert assets	11,898	269	(269)	(6,330)		5,568

	$83,417	$11,478	$(11,478)	$5,511		$88,928
Current Liabilities
Accounts payable	16,536	1,935	(1,935)			16,536
Accrued and other current liabilities	1,641	11	(11)	5,511	(2)	7,152
Revolving line of credit		2	(2)			—
Current maturities of long-term debt	1,697	159	(159)			1,697
Deposit of advance partial proceeds for
subsequent sale		3,839	(3,839)			—
Total current liabilities	19,874	5,946	(5,946)	5,511		25,385

Other Liabilities
Long-term debt, less current maturities	47,291	1,382	(1,382)			47,291
Asset retirement obligations	129					129
Deferred income taxes	1,225					1,225
Total other liabilities	48,645	1,382	(1,382)	—		48,645

Stockholders' Equity
Preferred stock	—					—
Common stock	14	42	(42)			14
Paid-in capital	11,753					11,753
Retained earnings	3,131	4,108	(4,108)			3,131
Total stockholders' equity	14,898	4,150	(4,150)	—		14,898

	$83,417	$11,478	$(11,478)	$5,511		$88,928

United Fuel & Energy Corporation
PRO FORMA CONDENSED STATEMENT OF INCOME - UNAUDITED
Three Months Ended March 31, 2006
(In thousands)

	United	Queen	Pro Forma
	Fuel	Oil	Adjustments		Pro Forma
Sales	$75,517	$11,495	$(1,936)	(3)	$85,076

Cost of Sales	66,885	10,317	(1,887)	(3)	75,315

Gross Profit	8,632	1,178	(49)		9,761

Expenses
Operating, general and administrative	7,035	671	(108)	(3)	7,598
Depreciation and amortization	340	111	15	(4)	466
Total expenses	7,375	782	(93)		8,064

Operating Income	1,257	396	44		1,697

Other income (expense)
Interest expense	(1,009)	(55)	55	(5)	(1,009)
Amortization of debt issue costs and other	(118)	—	—		(118)
Other income (expense), net	43	30	(21)	(3)	52
Total other income (expense)	(1,084)	(25)	34		(1,075)

Income before income taxes	173	371	78		622
Income tax expense	74	—	162	(6)	236
Net Income	$99	$371	$(84)		$386

Cumulative preferred stock dividend	$—	$—	$135	(7)	135

Net income applicable to common equity	$99	$371	$(219)		$251

Net income per share applicable to
common equity:
Basic	$0.01				$0.02
Diluted	$0.01				$0.01

Weighted average common shares outstanding:
Basic	12,548				12,548
Diluted	12,834		4,500	(8)	17,334

United Fuel & Energy Corporation
PRO FORMA CONDENSED STATEMENT OF INCOME - UNAUDITED
Year ended December 31, 2005
(In thousands)

	United	Queen	Pro Forma
	Fuel	Oil	Adjustments		Pro Forma
Sales	$283,588	$46,871	$(8,269)	(3)	$322,190

Cost of Sales	251,009	42,240	(8,021)	(3)	285,228

Gross Profit	32,579	4,631	(248)		36,962

Expenses
Operating, general and administrative	26,463	2,866	(395)	(3)	28,934
Depreciation and amortization	1,260	438	67	(4)	1,765
Total expenses	27,723	3,304	(328)		30,699

Operating Income	4,856	1,327	80		6,263

Other income (expense)
Interest expense	(3,239)	(180)	180	(5)	(3,239)
Amortization of debt issue costs and other	(427)	—	—		(427)
Other income (expense), net	299	101	(65)	(3)	335
Total other income (expense)	(3,367)	(79)	115		(3,331)

Income before income taxes	1,489	1,248	195		2,932
Income tax expense	610	—	519	(6)	1,129
Net Income	$879	$1,248	$(324)		$1,803

Cumulative preferred stock dividend	$—	$—	$540	(7)	540

Net income applicable to common equity	$879	$1,248	$(864)		$1,263

Net income per share applicable to
common equity:
Basic	$0.07				$0.11
Diluted	$0.07				$0.08

Weighted average common shares outstanding:
Basic	11,751				11,751
Diluted	11,946		4,500	(8)	16,446

United Fuel & Energy Corporation
NOTES TO PRO FORMA CONDENSED BALANCE SHEET AND STATEMENTS OF INCOME - UNAUDITED

BASIS OF PRESENTATION:

The unaudited pro forma condensed balance sheet as of March 31, 2006 and condensed statements of income of United Fuel & Energy Corporation ("United Fuel") for the year ended December 31, 2005 and the three month period ended March 31, 2006 have been prepared to give effect to the acquisition of substantially all of the assets of Queen Oil and Gas Company ("Queen Oil"). The acquired assets included accounts receivable, inventory and property, plant and equipment. The acquisition was effective April 1, 2006.

The pro forma condensed statements of income include the complete operations of Queen Oil with pro forma adjustments to eliminate non-continuing operations. In addition, pro forma adjustments are presented to reflect depreciation based upon the allocated purchase price of the assets, eliminate Queen Oil interest expense, to reflect income tax expense on reported Queen Oil income not originally recorded because of its Subchapter S status and to reflect income taxes on the pro forma adjustments.

The pro forma condensed balance sheet has been prepared to give effect to the acquisition as if such transaction had taken place on March 31, 2006, and as if such transaction had taken place on January 1, 2005 for purposes of the pro forma condensed statements of income.

PRO FORMA ENTRIES:

(1)	To eliminate the historical balance sheet of Queen Oil.

(2)	To record the acquisition of Queen Oil assets.

(3)	To eliminate non-continuing Queen Oil sales and expenses, including sales to related party convenience stores.

(4)	To reflect depreciation based upon the allocated purchase cost of assets acquired.

(5)	To eliminate Queen Oil interest expense.

(6)	To reflect income tax expense on Queen Oil operations not originally reflected because of its Subchapter S status and to reflect the income tax effect of other pro forma entries.

(7)	To record cumulative dividends on 8% convertible preferred stock.

(8)
To reflect the March 31, 2006 issuance of 6,750 shares of $0.001 par value 8% preferred stock convertible to 4,500,000 common shares as if issued January 1, 2005 in the calculation of diluted earnings per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: June 15, 2006	By:	/s/ Bobby W. Page
Bobby W. Page
Vice-President and Chief Financial Officer